UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         -------------------------------

                        Date of Report:  OCTOBER 5, 2004

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

          COLORADO                         000-28947                  84-1374613
     (State or Other Jurisdiction     (Commission File          (I.R.S. Employer
            of Incorporation)               Number)       Identification Number)

                                13855 STOWE DRIVE
                             POWAY, CALIFORNIA 92064
               (Address of Principal Executive Offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  (858)  375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement   communications  pursuant  to Rule  14d-2(b)  under  the
Exchange Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------

Item  1.01  Entry  into  a  Material  Definitive  Agreement

Effective September 29, 2004, SpaceDev, Inc. was awarded a Phase II Small Business Innovation Research ("SBIR") contract by the Air Force Research Lab ("AFRL") for the continued design and development of the SpaceDev Streaker(TM) small launch vehicle ("SLV"). We were awarded Phase I of the contract on July 9, 2003 for the initial design and development of the SLV. The Phase II contract is a cost plus, fixed fee contract with a total value of approximately $1,556,980. The contract is milestone-based, and the fixed fee and estimated costs will be paid as accrued, in regular installments, based upon the percentage of completion of work. The funds will be used to develop and test fire our large Common Core Booster for the SpaceDev Streaker(TM) launch vehicle. The estimated completion date of the contract is May 28, 2008.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  as  of  October  5,  2004.

                                                                 SPACEDEV,  INC.

                                               By:     /s/  Richard  B.  Slansky
                                               ---------------------------------
                                                            Richard  B.  Slansky
                                                       Chief  Financial  Officer
                                                       -------------------------